UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 25, 2011

KILROY REALTY CORPORATION

KILROY REALTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Kilroy Realty Corporation) Delaware (Kilroy Realty, L.P.)	001-12675 (Kilroy Realty Corporation) 000-54005 (Kilroy Realty, L.P.)	95-4598246 (Kilroy Realty Corporation) 95-4612685 (Kilroy Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California 90064

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 481-8400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On July 25, 2011, Kilroy Realty Corporation (the “Company”) and Kilroy Realty, L.P. (the “Operating Partnership”) entered into separate sales agreements (the “Sales Agreements”) with each of Barclays Capital Inc., Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC (each, an “Agent,” and collectively, the “Agents”), under which the Company may offer and sell shares of its common stock having an aggregate gross sales price of up to $200,000,000 from time to time through the Agents, as its sales agents, or directly to the Agents acting as principal.

Sales of the shares, if any, made through the Agents, as sales agents, may be made by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices prevailing at the time of sale, in negotiated transactions or as otherwise agreed by the Company, the applicable Agent and the applicable investor. The Company will pay each of the Agents a commission that will not (except as provided below) exceed, but may be lower than, 2.0% of the gross sales price per share of the Company’s common stock sold through such Agent, as the Company’s sales agent, under the applicable Sales Agreement. The Company may also agree with the applicable Agent to sell shares other than through ordinary brokers’ transactions using sales efforts and methods that may constitute “distributions” within the meaning of Rule 100 of Regulation M under the Securities Exchange Act of 1934, as amended, and for which the Company may agree to pay the applicable Agent a commission that may exceed 2.0% of the gross sales price.

None of the Agents is required to sell any specific number or dollar amount of shares of the Company’s common stock but each has agreed to use its reasonable efforts, as the Company’s agent and on the terms and subject to the conditions of the applicable Sales Agreement, to sell the shares offered on terms agreed upon by such Agent and the Company. Under the terms of the Sales Agreement, the Company may also sell shares of its common stock to any of the Agents, as principal, at a price per share to be agreed upon at the time of sale. If the Company sells shares to an Agent as principal, it will enter into a separate terms agreement with that Agent and will describe the terms of the offering of those shares in a separate prospectus supplement.

The Company will contribute the net proceeds from the sale of shares pursuant to the Sales Agreements to the Operating Partnership, which will subsequently use the net proceeds for general corporate purposes, which may include acquiring properties, funding development and redevelopment opportunities and repaying outstanding debt, including borrowings under the Operating Partnership’s unsecured revolving credit facility.

The shares of common stock will be issued pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on March 1, 2011 (File Nos. 333-172560 and 333-172560-1), and a prospectus supplement, dated July 25, 2011, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Sales Agreements are filed as Exhibits 1.1 through 1.4 to this Current Report. The description of the Sales Agreements does not purport to be complete and is qualified in its entirety by reference to the Sales Agreements filed herewith as an exhibit to this Current Report and incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

1.1	Sales Agreement, dated July 25, 2011, between Kilroy Realty Corporation, Kilroy Realty, LP. and Barclays Capital Inc.

1.2	Sales Agreement, dated July 25, 2011, between Kilroy Realty Corporation, Kilroy Realty, LP. and Wells Fargo Securities, LLC

1.3	Sales Agreement, dated July 25, 2011, between Kilroy Realty Corporation, Kilroy Realty, LP. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

1.4	Sales Agreement, dated July 25, 2011, between Kilroy Realty Corporation, Kilroy Realty, LP. and J.P. Morgan Securities LLC

5.1	Opinion of Ballard Spahr LLP

23.1	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.1 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION

By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President and Controller

Date: July 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY, L.P.

By:	KILROY REALTY CORPORATION,
Its general partner

By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President and Controller

Date: July 27, 2011

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

1.1*	Sales Agreement, dated July 25, 2011, between Kilroy Realty Corporation, Kilroy Realty, LP. and Barclays Capital Inc.

1.2*	Sales Agreement, dated July 25, 2011, between Kilroy Realty Corporation, Kilroy Realty, LP. and Wells Fargo Securities, LLC

1.3*	Sales Agreement, dated July 25, 2011, between Kilroy Realty Corporation, Kilroy Realty, LP. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

1.4*	Sales Agreement, dated July 25, 2011, between Kilroy Realty Corporation, Kilroy Realty, LP. and J.P. Morgan Securities LLC

5.1*	Opinion of Ballard Spahr LLP

23.1*	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.1 hereto)

*	Filed herewith